Exhibit 10.22

FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to the Lease Agreement (“Amendment”) is made and entered into effective as of November 13, 2018, by and between IIP-MA 1 LLC (“Landlord”) and Pharmacannis Massachusetts Inc. (“Tenant”), together the (“Parties”).

RECITALS

A.            Landlord and Tenant entered into a Lease Agreement (the “Lease”) dated May 31, 2018 concerning the lease of certain premises located at Lot 1, Hopping Brook Road, Holliston, MA, 01746, as further defined in the Lease.

B.            Landlord and Tenant desire to amend the Lease as set forth herein to correct certain drafting errors.

AGREEMENT

1.             Paragraph A of the Lease Recitals is hereby amended and replaced in its entirety to read as follows:

“WHEREAS, concurrent with the execution of this Agreement, Landlord acquired certain real property located at 465 Hopping Brook Road, Holliston, Massachusetts, 01746, as more particularly described on Exhibit A attached hereto and incorporated herein by reference (the “Land”)”

2.             The Lease signature page is hereby amended and replaced in its entirety by the signature page attached to this Amendment as “Exhibit A.”

3.             All other provisions of the Lease, including those incorporated by prior amendment or agreement, shall remain in full force and are hereby ratified and affirmed. In the event of any conflict between the terms and provisions contained in this Amendment and those contained in the Lease or any prior amendment or agreement, the terms and provisions contained herein will supercede and control any obligations and liabilities of the Parties.

4.              This Amendment may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and constitute the same document. Signature pages may be detached from the counterparts and attached to a single copy to physically form one document.

LEASE AMENDMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

LANDLORD:

IIP-MA 1 LLC

/s/ Catherine Hastings

By: Catherine Hastings

Chief Financial Officer, Chief Accounting Officer, Treasurer

Date: November 13, 2018

TENANT:

PHARMACANNIS MASSACHUSETTS, INC.

/s/ Teddy Scott

By: Teddy Scott

President

Date: November 12, 2018

Exhibit A

[Amended signature page to Lease to follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

LANDLORD:

IIP-MA1 LLC, a Delaware limited liability company

By: ________________________________________

Name: Catherine Hastings

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

TENANT:

PHARMACANNIS MASSACHUSETTS INC., a Massachusetts corporation

By: _________________________________________

Name: Teddy Scott

Title: President

The undersigned hereby executes this agreement to guaranty the payment obligation of the Landlord under this Agreement.

PARENT COMPANY:

IIP OPERATING PARTNERSHIP, LP

By: ________________________________________

Name: Catherine Hastings

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

[Signature Page to Development Agreement]